Exhibit 99.1

May 1, 2018 2018 Shareholder Meeting

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: □ Increasing competition in the communications industry; and □ A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Management Reports Chris French President and CEO

5 Financial Highlights (in millions) x Revenue Net Income Operating Income x x 2015 2017 2016 Operating Expense

6 Cash Dividend History (per Share, Split Adjusted) x x

7 Net Income History (in millions) x x x $24.1 $15.1 $18.1 $13.0 $16.3 $29.6 $33.9 $40.9 ($0.9) $66.4 -$10 $0 $10 $20 $30 $40 $50 $60 $70 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

8 Adjusted OIBDA History (in millions) x x x $72.5 $76.6 $84.0 $93.1 $106.8 $118.6 $132.1 $150.9 $246.1 $280.9 $0 $50 $100 $150 $200 $250 $300 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

9 Access, Local, and Fiber Lease External Revenue (in millions)

Fiber Network

- 5,429 Fiber Route-Miles
- 38% in Wireline Markets
- 62% in Cable Markets

Fiber to the Tower (FTT)
- 332 total cell sites
- 60 FTT sites completed in 2017
- 76 under construction or planned for 2018



PA
MD
WV
VA
Harrisburg
Hershey
Mechanicsburg
Carlisle
Shippensburg
York
Gettysburg
Hanover
Greencastle
Waynesboro
Hagerstown
Cumberland
Oakland
Morgantown
Berkeley Springs
Martinsburg
Shepherdstown
Salem
Clarksburg
Bridgeport
Belington
Winchester
Berryville
Ashburn (Equinix)
Leesburg
Herndon
Grantsville
Weston
Petersburg
Strasburg
Front Royal
Woodstock
Edinburg
Sutton
Franklin
New Market
Warrenton
Culpeper
Harrisonburg
Charleston
Marlinton
Marmet
Summersville
Staunton
Waynesboro
Charlottesville
Madison
Omar
Beckley
Ronceverte
Covington
Lexington
Pineville
Welch
Princeton
Buchanan
Amherst
Dillwyn
Richmond
Lynchburg
Appomattox
Farmville
Blacksburg
Roanoke
Bedford
Rustburg
Crewe
Dinwiddie
Radford
Blackstone
Keysville
Rocky Mount
Wytheville
Kenbridge
Lebanon
Floyd
South Hill
Lawrenceville
Martinsville
South Boston
Clarksville
Stuart
Danville
Atlanta, GA (Telx)
Map Key:
Shentel Fiber Routes
Partner Routes
Planned Routes
Shentel PoP
Internet PoP
Master Headend
Planned Shentel PoP

10

11 Wireless Data Growth

12 Wireless & Cable Data Growth

13 Cable Revenue Generating Units (in thousands) (Year End)

14 Wireless Network Expansion – Effective February 1, 2018

15 Cumulative Total Shareholder Return x 2012 2013 2014 2015 2016 2017 SHENANDOAH TELECOMMUNICATIONS COMPANY 100 170 211 293 375 468 NDAQ US 100 133 150 151 170 207 NDAQ TELECOM STOCKS 100 113 116 121 149 149

16 Split - Adjusted Stock Price and Value of Original Share x

Management Reports Jim Woodward Sr. VP of Finance and CFO

18 Mix of External Revenues (in millions)

19 Operating Expenses (in millions)

20 Capitalization – As of 12/31/17 (in millions)

21 Adjusted OIBDA by Segment (in millions)

Management Reports Earle MacKenzie EVP and COO

23 PCS Postpaid Subscribers (in thousands) (Year End)

24 PCS Postpaid Average Revenue Per Unit

25 PCS Prepaid Subscribers (in thousands) (Year End)

26 PCS Prepaid - Average Revenue per User

27 PCS Customer Migrations (in thousands)

Network Following nTelos Acquisition 28

29 Cable Revenue Generating Units (in thousands) x Customers 77,828 72,734 77,366 (Year End)

30 Cable Average Monthly Revenue per Customer

31 Wireline Customers (Year End)

32 Investing in the Future (in millions) Capex Spending

33

May 1, 2018 2018 Shareholder Meeting